Commitments and Contingencies	9 Months Ended
Sep. 30, 2022
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

9.	Commitments and Contingencies

Legal Proceedings

The Company is not currently subject to any material legal proceedings, nor, to the Company’s knowledge, are any material legal proceedings threatened against the Company. From time to time, the Company may be a party to certain legal or regulatory proceedings in the ordinary course of business. While the outcome of any such future legal or regulatory proceedings cannot be predicted with certainty, management does not expect that any such future proceedings will have a material effect on the Company’s financial condition or results of operations.